Exhibit 99.1

PPT-069-InvstrPresDec_12-02-08 Investor Presentation December 2008

EXCO Resources, Inc. 2 PPT-069-InvstrPresDec_12-02-08 Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • imports of foreign oil and natural gas, including liquefied natural gas; • future capital requirements and availability of financing; • continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of 2008 and thereafter, for an extended period of time; • estimates of reserves and economic assumptions used in connection with our acquisitions; • geological concentration of our reserves; • risks associated with drilling and operating wells; • exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • title to our properties; • competition; • litigation; • general economic conditions, including costs associated with drilling and operation of our properties; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments; • deciding whether or not to enter into derivative financial instruments; • events similar to those of September 11, 2001; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire.

EXCO Resources, Inc. 3 PPT-069-InvstrPresDec_12-02-08 Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2007 available on our website at www.excoresources.comunder the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc. 4 PPT-069-InvstrPresDec_12-02-08 Disciplined Growth Strategy EXCO’s formula for creating equity value enables us to deliver strong, sustainable equity returns over the long term Disciplined Growth Strategy Acquire Long-Life Properties in Key Areas Aggressively Develop Asset Base IRR Target: 25-45% Identify and Exploit Upside Potential IRR Target: 12-15% IRR Target: 25-100% Operate Efficiently Finance Appropriately Achieve Outstanding Equity Returns Target – 25-35%

EXCO Resources, Inc. 5 PPT-069-InvstrPresDec_12-02-08 Historical Results $114 $206 $614 $850 2005 2006 2007 2008E $129 $766 $998 $287 2005 2006 2007 2008E Cash Flow From Operations (millions)(1,3) Adjusted EBITDA (millions)(1) 24 50 121 145 2005 2006 2007 2008E 668 1,224 2,175 406 2004 2005 2006 2007PF Production (Bcfe) Proved Reserves (Bcfe) (1) Non-GAAP measure – please see our website www.excoresources.com under the investor Relations tab for a reconciliation of this measure to GAAP (2) Actual results for Q1 – Q3 2008 and midpoint of guidance for Q4 (3) Cash flow from operations before changes in working capital. (4) Includes reserves of TXOK (5) Including acquisitions closed in 2008 based on acquisition pricing (5) (2) (2) (2) Significant growth in operating and financial measures 98% CAGR 96% CAGR 75% CAGR 84% CAGR (4)

EXCO Resources, Inc. 6 PPT-069-InvstrPresDec_12-02-08 Key Investment Highlights • Outstanding Track Record – 40+% annualized growth in common share Net Asset Value since 1998 – 84%and 75% compounded growth rates in production and reserves since 2005 • Outstanding Reserve Base(1) – 2.2 Tcfe proved reserves – 2.7 Tcfe low risk unproved reserves – 11.1 - 19.3 Tcfe additional higher risk potential • Strong Inventory of Drilling Locations and Acreage – More than 12,000 engineered, low risk drilling locations; approximately 900 engineered exploitation projects – 1.9 million net acres including acreage in Marcellus, Huron and Haynesville shales with potential for another 11,000+ drilling locations • Experienced Management Team with Significant Insider Ownership – Average 25+ years of public/private experience – Management and ALL employees own 7.0% of common shares on a fully diluted basis Outside board members and their affiliates own 33.1% of common shares on a fully diluted basis • Competitive Industry Position – Top 25 US domestic oil and gas company in reserves and production, including the majors Our track record and reserve base have positioned us as a Top 25 US domestic oil and natural gas company (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects unless otherwise stated

EXCO Resources, Inc. 7 PPT-069-InvstrPresDec_12-02-08 <0.1 Tcfe Proved 0.2 Tcfe 3P 1.3 Tcfe 3P+ 2 Mmcfe/d Proved Reserves = 2.2 Tcfe 3P Reserves = 4.9 Tcfe 3P+ Reserves = 16.1 – 24.3 Tcfe Current Production = 405 Mmcfe/d Rockies 0.1 Tcfe Proved 0.3 Tcfe 3P 0.6 Tcfe 3P+ 32 Mmcfe/d Permian Basin 0.6 Tcfe Proved 1.2 Tcfe 3P 8.2 – 13.2 Tcfe 3P+ 61 Mmcfe/d Appalachia 0.4 Tcfe Proved 0.5 Tcfe 3P 0.6 Tcfe 3P+ 69 Mmcfe/d Mid-Continent 1.1 Tcfe Proved 2.7 Tcfe 3P 5.4 – 8.6 Tcfe 3P+ 241 Mmcfe/d East Texas / North Louisiana Reserve Base Our focus areas contain between 16 and 24 Tcfe of reserves(1) (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects

EXCO Resources, Inc. 8 PPT-069-InvstrPresDec_12-02-08 Inventory for the Future Includes over 23,800 drilling locations representing 14.5 – 22.7 Tcfe of reserves Appalachia 6,500+ 7.0-12.0 ETX/NLA 2,100+ 2.6-5.8 Mid-Continent 500+ 0.1 Permian 700+ 0.3 Rockies 2,000+ 1.1 Appalachia 8,165 0.8 ETX/NLA 3,021 2.0 Mid-Continent 548 0.2 Permian 684 0.3 Rockies 150 0.2 Engineered Locations Reserves (Tcfe) Potential Locations Reserves (Tcfe) Low Risk Drilling Upside 3.4 Tcfe 12,000+ Locations Developing Potential 11.1 - 19.3 Tcfe 11,800+ Locations Proved Developed 1.5 Tcfe $7.3 Billion of Future Capital • Nearly all low risk reserves will be developed or proved over 4 to 6 years

EXCO Resources, Inc. 9 PPT-069-InvstrPresDec_12-02-08 Net Asset Value Summary In millions, except per share and per unit $8 Gas & $80 Oil $6 Gas & $60 Oil Proved Reserves: Proved Developed – 1.5 Tcfe at $3.50 and $2.50 per Mcfe $5,250 $3,750 Proved Undeveloped – 0.7 Tcfe at $1.00 and $0.50 per Mcfe 700 350 Total Proved – 2.2 Tcfe at $2.70 and $1.85 per Mcfe 5,950 4,100 Low Risk Unproved – 2.7 Tcfe at $0.50 and $0.25 per Mcfe 1,350 675 Midstream Assets 500 350 Hedges 100 550 Total Asset Value $7,900 $5,675 Less: Net Long-term Debt 2,924 2,924 Equity Value $4,976 $2,751 Fully Diluted Shares 214 214 NAV per Share Potential Upside Value Per Share 14.9 Tcfe(1) at $0.20 and $0.10 per Mcfe NAV per Share with Potential $23.25 $13.93 $37.18 $12.86 $6.96 $19.82 (1) Midpoint of estimated shale potential reserves

EXCO Resources, Inc. 10 PPT-069-InvstrPresDec_12-02-08 Liquidity and Financial Position (1) Excludes unamortized bond premium (2) Reaffirmed as of October 20, 2008 (3) Net of $4.5 million in letters of credit at September 30, 2008 and November 3, 2008 (in thousands) September 30, 2008 November 3, 2008 Cash $ 95,135 $ 53,130 Bank debt (LIBOR + 100 -175bps) $ 2,232,485 $ 2,232,485 Senior notes (7 1/4%)(1) 444,720 444,720 Senior unsecured term loan 300,000 300,000 Total debt $ 2,977,205 $ 2,977,205 Common shareholders’ equity 2,486,628 Total capitalization $ 5,463,833 Net debt to total capitalization 53% Borrowing base(2) $ 2,475,000 $ 2,475,000 Unused borrowing base(3) $ 238,015 $ 238,015 Unused borrowing base plus cash $ 333,150 $ 291,145 • $2.5 billion combined borrowing bases reaffirmed on October 20, 2008 • Converted preferred stock into approximately 105 million shares of common stock on July 18, 2008, resulting in annual dividend savings of $140 million • $700 million of interest rate swaps at an average LIBOR rate of 2.66%

EXCO Resources, Inc. 11 PPT-069-InvstrPresDec_12-02-08 2008 Capital Program Area Gross Wells (#) Drilling & Completion (Net $ MM) Exploitation (Net $ MM) Land (Net $ MM) Operations & Other (Net $ MM) Total 2008 Capital Forecast (Net $ MM)(1) EXT/NLA Cotton Valley 141 $297 $26 $10 $58 $391 Haynesville/Bossier Shale 20 32 - 54 4 90 Appalachia Conventional 191 54 4 1 14 73 Marcellus/Huron Shale 31 54 - 116 - 170 Mid-Continent 51 48 4 - 5 57 Permian 140 98 1 3 7 109 Rockies 3 11 - 1 3 15 Total 577 $594 $35 $185 $91 $905 2008 Capital Budget and Drilling Schedule 20% 64% 10% 2% 4% Drilling & Completion $594 MM (577 projects) Exploitation $35 MM (82 projects) Operations & Other $91 MM Midstream $19 MM • Current plans include drilling and completing 577 wells for $594 million (1) Does not include $19MM f or IT and other and $19MM f or Midstream Land $185 MM

EXCO Resources, Inc. 12 PPT-069-InvstrPresDec_12-02-08 Current Consolidated Hedge Positions NYMEX Swaps Gas Mmcf Contract price per Mmcf Oil Mbbls Contract price per Bbl Percent Hedged(1) Q4 2008 26,910 $ 8.39 450 $ 78.60 78% 2009 100,530 8.18 1,580 80.64 74% 2010 51,698 8.10 1,568 104.64 41% 2011 and after 12,780 6.98 1,187 112.70 - Total 191,918 $ 8.11 4,785 $ 96.27 Total of 220,628 Mmcfe Hedged at $9.14 (1) Based on 2008 production guidance • Target hedging 65-80% of production volumes for 3-5 years • Hedging program covers long-term debt • $700 million of interest rate swaps at an average LIBOR rate of 2.66% • 2009 PEPL basis swaps; 3,650 Mmcf swapped at NYMEX minus $1.10

EXCO Resources, Inc. 13 PPT-069-InvstrPresDec_12-02-08 2008 Estimated Operating Results(1) (in thousands) Q1 – Q3 2008 Actual Q4 2008 Guidance Midpoint Estimated Full Year 2008 Revenues and other income: Oil $ 183,453 $ 35,900 $ 219,353 Natural gas 947,791 212,400 1,160,191 Midstream income 26,916 7,500 34,416 Cash settlement on derivative instruments (157,383) 57,000 (100,383) Other income 5,496 300 5,796 Adjusted revenues(1) 1,006,273 313,100 1,319,373 Costs and expenses: Operating costs – cash $ 112,797 $ 43,000 $ 155,797 Production taxes 61,432 14,900 76,332 Gathering and transportation costs 10,504 4,300 14,804 General and administrative – cash 55,733 18,500 74,233 Operating and production expenses 240,466 80,700 321,166 Adjusted EBITDA(1) $ 765,807 $ 232,400 $ 998,207 Interest – cash 99,897 48,000 147,897 Income taxes – cash 183 - 183 Total interest and income taxes 100,080 48,000 148,080 Cash Flow from Operations $ 665,727 $ 184,400 $ 850,127 (1) Guidance midpoint based on NYMEX oil and gas prices of $65.00 per Bbl and $6.50 per Mcf for Q4

EXCO Resources, Inc. 14 PPT-069-InvstrPresDec_12-02-08 Third Quarter 2008 Highlights Exposed to three emerging shale plays • Haynesville Activity – Increased our shale acreage through leasing – Averaged 200 feet of net pay in Harrison County, TX and Caddo and DeSoto Parishes, LA – Two recent vertical wells in DeSoto Parish, LA flowed 1.3 and 1.0 Mmcfe/d at 6,100 and 6,600 psi flowing casing pressures, respectively – Drilled and cased first horizontal well with 4,400’ lateral • Marcellus Activity – Drilled and completed two horizontal wells in Central Pennsylvania; drilling two additional horizontals in West Virginia (one drilled and awaiting completion; one drilling) – First well produced 900 Mcf/d spot rate from single stage fracture stimulation; second well produced 3.4 Mmcf/d spot rate from four stage fracture stimulation • Huron Activity – Drilled and completed seven horizontal wells – Had spot rates in excess of 1,000 Mcf/d • Midstream Activity – Major expansion in ETX completed; well situated for future Haynesville production – Evaluating additional expansion opportunities to support play development

EXCO Resources, Inc. 15 PPT-069-InvstrPresDec_12-02-08 Haynesville / Bossier Shale We believe our East Texas/North Louisiana assets contain 2 - 6 Tcfe of potential shale reserves EXCO acreage in areas shaded yellow Total Haynesville shale acreage –>100,000 net acres • 2008 Haynesville plans – Plan includes drilling nine vertical and five horizontal wells – Drilled eight verticals in four counties / parishes • 1st six IP’d at 0.8 -2.8 Mmcfe/d • Average 200 feet of high porosity and total organic carbon shale – Drilled one horizontal in DeSoto, currently completing – Currently drilling two operated and two non-operated horizontal and one vertical wells • 2009 Haynesville plans – Ramp to seven horizontal rigs by mid-year – Plan to drill 29 operated and six non-operated horizontal wells • “Proven-Up” Counties / Parishes – Caddo – DeSoto – Harrison – Panola – Red River – Rusk EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields

EXCO Resources, Inc. 16 PPT-069-InvstrPresDec_12-02-08 EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields Gathering Lines Intrastate Lines Planned Intrastate Expansion • Strategically positioned for industry activity • Current throughput 538 Mmcf/d • 2008E EBITDA - $35 million • 2009E EBITDA $50 - $60 million • East Texas expansion completed – 390 Mmcf/d capacity with ability to increase to 530 Mmcf/d with compression • North Louisiana expansion expected in service 2009 – 500 Mmcf/d capacity with the ability to increase to >1.0 Bcf/d Midstream Operations Our midstream assets are centrally located in the Haynesville/Bossier play

PPT-069-InvstrPresDec_12-02-08

Marcellus and Huron Shale Fairways

We believe our Appalachian Division assets contain 7 - 12 Tcfe of potential shale reserves


MI
CANADA
LAKE ERIE
NY
PA
OH
MD
WV
DE
KY
VA
Marcellus Fairway
Huron Fairway
OUTCROP
MARCELLUS
100'
150'
200'
300'

EXCO acreage in counties shaded yellow

Marcellus

- Total Marcellus shale acreage
  - 443,000 gross
  - 395,000 net
- Marcellus fairway acreage
  - 298,000 gross
  - 276,000 net in > 100' thick and overpressured
- Drill four horizontal Marcellus wells
  - Currently drilling in WV
  - Completed two with strong initial flowback results
  - ~200' thick Marcellus in vertical section of PA wells
- Drill nine vertical Marcellus wells
  - Spud eight wells
  - Completed six wells
    - Three of the six are in normal pressured areas with initial rates of 70 - 100 Mcf/d
    - The remaining three are in overpressured areas and are on initial flowback

Huron

- Total Huron shale acreage
  - 145,000 gross
  - 128,000 net
- Drill nine horizontal Huron wells
  - Spud nine wells
  - Completed seven wells
    - Initial flow rates in excess of 1,000 Mcf/d

EXCO Resources, Inc. | 17

PPT-069-InvstrPresDec_12-02-08 Regional Overviews

PPT-069-InvstrPresDec_12-02-08

Long Reserve Life and Multi-Year Project Inventory Across All Regions

As of June 30, 2008(1)

	East TX / North LA	Haynesville(2) (shale)	Appalachia (shallow)	Appalachia(3) (shale)	Mid-Continent	Permian	Rockies	Total
Reserves & Well Summary:								
Proved Reserves(4) (Bcfe)	1,119	-	584	-	316	144	12	2,175
Total Reserves(5) (Bcfe)	**2,716**	**-**	**1,160**	**-**	**468**	**339**	**233**	**4,916**
Potential (Bcfe)	388	2,300-5,500	-	7,000-12,000	100	300	1,100	11,188-19,388
Total Reserves + Potential (Bcfe)	**3,104**	**2,300-5,500**	**1,160**	**7,000-12,000**	**568**	**639**	**1,333**	**16,104-24,304**
Production (Mmcfe/d)	241	-	61	-	69	31	2	405
Reserve Life(6) (Years)	12.7	-	26.2	-	12.6	12.7	16.4	14.7
Well Count(7) (Gross)	1,708	-	9,285	-	1,638	287	66	12,984
Well Count(7) (Net)	1,266	-	8,463	-	937	229	54	10,949
Acreage, Projects & Budget Summary:								
Gross / Net Acreage (Thousands)	347/292	142/120	1,301/1,192	443/395	379/222	72/50	150/133	2,249/1,889
Gross Drilling Locations (Total / 2008E)	3,013/141	2,100/20	8,165/229	6,500/20	1,048/57	1,384/156	2,150/9	24,360/608
Gross Exploitation Projects (Total / 2008E)	543/25	-/-	121/22	-/-	179/30	44/3	7/2	894/82
2008 Drilling and Develop Budget(8) (Millions)	$ 391	$ 90	$ 73	$ 170	$ 57	$ 109	$ 15	$ 905

(1) Pro forma for Appalachia and East Texas acquisitions
(2) Haynesville shale acreage is subset of East TX / North LA acreage
(3) Appalachia shale acreage is subset of Appalachia shallow acreage
(4) December 31, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(5) December 31, 2007 proved, probable and possible reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(6) Reserve life based on proved reserves and annualized production
(7) We operate approximately 90% of our gross and net wells
(8) Includes drilling and completion, exploitation, operations, acreage and other capital; Midstream and IT capital not included

EXCO Resources, Inc. | 19

PPT-069-InvstrPresDec_12-02-08

Undrilled, Low-Risk Upside

Totals Approximately 3.4 Tcfe



PUD Reserves = 0.7 Tcfe   PRB Reserves = 1.0 Tcfe   POS Reserves = 1.7 Tcfe

Rockies

0.2 Tcfe

- Lance, Fort Union, Tensleep, Frontier, Mesa Verde formations
- Conventional limestone traps at 5,000'-17,500'
- 150 locations
- 1 to 2 rigs drilling in 2008
- Average capital per well - $0.5MM to $7.0MM
- Average EUR per well - 0.5 to 4.0 Bcfe

Permian Basin

0.3 Tcfe

- Canyon Sands, Canyon Reefs, Wolfcamp Reefs and Clearfork Carbonates
- Typical depths of 7,000'-9,000', testing shallow oil at 4,000'
- 684 locations
- 3 to 4 rigs drilling in 2008
- Average capital per well – $700,000
- Average EUR per well – 0.4 to 0.5 Bcfe

East Texas / North Louisiana

2.0 Tcfe

- Primarily Cotton Valley, Hosston and Bossier tight sand formations
- Typical depths of 10,000'-15,000'
- 3,013 Locations
- 9 to 12 rigs drilling in 2008

Vernon

- Average capital per well – $4.0MM to $5.0MM
- Average EUR per well – 2.0 Bcfe to 4.0 Bcfe

Cotton Valley

- Average capital per well – $1.5MM to $2.4MM
- Average EUR per well – 0.6 Bcfe to 1.5 Bcfe


Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West Virginia

Appalachia

0.8 Tcfe

- Shallow oil and gas "resource play"
- Multiple conventional and shale formations 2,000' – 6,000'
- 8,165 locations
- 9 to 11 rigs drilling in 2008
- Average capital per well – $250,000 - $300,000
- Average EUR per well – 130 Mmcfe

Mid-Continent

0.2 Tcfe

- Cherokee, Chester, Morrow, Sycamore, Hunton and Viola formations
- Tight limestone and sandstone targets at 4,000'- 17,000'
- 548 Locations
- 2 to 4 rigs drilling in 2008

Golden Trend

- Average capital per well – $2.5MM to $4.4MM
- Average EUR per well – 0.8 Bcfe to 3.0 Bcfe

Mocane Laverne

- Average capital per well – $1.0MM
- Average EUR per well – 0.4 Bcfe to 1.5 Bcfe

EXCO Resources, Inc. | 20

EXCO Resources, Inc. 21 PPT-069-InvstrPresDec_12-02-08 Rockies Permian Basin Appalachia Mid-Continent East Texas / North Louisiana 0.3 Tcfe Potential • 15,000 net acre field extension completed • Wolfcamp / Clearfork oil play being evaluated by 3D • 20,000 acre Tannehill shallow oil being worked – evaluating 3D • Leasing additional acreage • Acquiring additional proprietary 3-D seismic Estimated Unbooked Potential Totals approximately 11.1 – 19.3 Tcfe • Total company acreage approximates 1,900,000 total net acres 1.1 Tcfe Potential • Drilled Wind River test well; preparing to complete in December • Leasing acreage • Drill four evaluation wells in 2008 • Evaluating JV opportunities 7.0 – 12.0 Tcfe Potential • Drilled eight vertical Marcellus shale test wells with encouraging results • Staffing to exploit our Marcellus and Huron shale positions • Planning nine vertical and four horizontal Marcellus and nine Huron shale horizontal wells in 2008 • Evaluating JV opportunities 0.1 Tcfe Potential • Downspacing in Golden Trend and Mocane-Laverne • Atoka recompletions in Mocane-Laverne • Basal Chester deepening and drilling • Modeling 3D to detect deeper Chester formation 2.6 – 5.8 Tcfe Potential • Drilling numerous downspacing pilot locations • Drilling Vernon stepouts – successful results • Evaluating 65,000 acres of leasehold near Vernon to continue field extension • Conducting refrac program at Vernon • Leasing and testing new Cotton Valley and Hay nesville shale field areas • Haynesville-drilled eight vertical wells; evaluating acreage; drilling five horizontals in 2008

EXCO Resources, Inc. 22 PPT-069-InvstrPresDec_12-02-08 East Texas/North Louisiana Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 750 PUD 369 567 / 439 TP 1,119 Prob 681 622 / 506 Poss 916 1,824 / 1,410 3P 2,716 3,013 / 2,355 Potential 2,600-5,800 2,100 / 1,624 Total 5,316-8,516 5,113 / 3,979 • Producing wells: 1,708 (gross) / 1,266 (net) • Current net daily production: 241 Mmcfe/d • Reserve life: 12.7 years • Gross/net acreage (thousands): 347 / 292 • 2008 Capital Program • 9 to 14 rig program • $481MM total capital • $329MM / 161 drilling projects • $26MM / 25 exploitation projects • $72MM operations and other projects • $54MM shale leasing Counties / Parishes in green contain EXCO leasehold interest

EXCO Resources, Inc. 23 PPT-069-InvstrPresDec_12-02-08 East Texas / North Louisiana Division Low-risk and Potential Upside Longwood/Waskom • Complete in Hosston • Downspacing Vernon • Drill approximately 31 wells in 2008 • Testing field limits • Downspacing opportunities • Increased locations from 15 to 282 • 100+ refrac opportunities • Evaluating 65,000+ acres • Shallow and deep potential Holly/Caspiana • Drill 84 wells in 2008 • Testing downspacing viability • Completing in uphole Hosston zones • Leasing additional acreage • Acquire additional WI • New drilling records Redlands Prospect Area • 15,000 prospective acres Haynesville Shale • 100,000+ prospective net acres • Drilled eight vertical wells • Drilled one horizontal well; currently completing • Currently drilling two operated horizontal wells and two non-operated horizontal wells • Leasing selective acreage Clinton Lake/Potters Point • 8,000 prospective acres Danville • Downspacing • Extending field limits • Bossier/Haynesville potential

EXCO Resources, Inc. 24 PPT-069-InvstrPresDec_12-02-08 Appalachia Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 372 PUD 212 2,091 / 1,890 TP 584 Prob 167 1,584 / 1,436 Poss 409 4,490 / 4,034 3P 1,160 8,165 / 7,237 Potential 7,000-12,000 6,500 / 6,500 Total 8,160-13,160 14,665 / 13,737 • Producing wells: 9,285 (gross) / 8,463 (net) • Current net daily production: 61 Mmcfe/d • Reserve life: 26.2 years • Gross/net acreage (thousands): 1,301 / 1,192 • 2008 Capital Program • 9 to 11 rig program • $243MM total capital • $108MM / 249 drilling projects • $4MM / 22 exploitation projects • $15MM operations and other projects • $116MM shale leasing Counties in green contain EXCO leasehold interest Silurian Clinton-Medina Sands Marcellus Activity Devonian Sands & Shale; Huron Shale

EXCO Resources, Inc. 25 PPT-069-InvstrPresDec_12-02-08 Appalachia Division Central PA 391,000 net acres 623 Bcfe 3P reserves 4,954 3P drilling locations 2008 drilling – 142 wells Northwest PA 96,000 net acres 130 Bcfe 3P reserves 1,232 3P drilling locations 2008 drilling – 30 wells Eastern OH 281,000 net acres 121 Bcfe 3P reserves 553 3P drilling locations 2008 drilling – 43 wells Northern WV 112,000 net acres 138 Bcfe 3P reserves 619 3P drilling locations 2008 drilling – 9 wells Southern WV 220,000 net acres 128 Bcfe 3P Reserves 419 3P drilling locations 2008 Drilling – 1 wells New Albany Shale Sold 10/2/08 Marcellus • Over 276,000 net acres in core area • Over 395,000 total prospective net acres in the play • 2008 drilling – Nine vertical wells and f our horizontal wells Low-risk and Potential Upside Huron Shale Over 128,000 net acres 2008 – drill nine horizontal wells EXCO acreage in counties shaded green

EXCO Resources, Inc. 26 PPT-069-InvstrPresDec_12-02-08 Mid-Continent Area Division Overview Portfolio Highlights • Producing wells: 1,638 (gross) / 937 (net) Reserves Locations Bcfe Gross / Net PD 264 PUD 52 117 / 75 TP 316 Prob 58 69 / 36 Poss 94 362 / 166 3P 468 548 / 277 Pot 100 500 / 250 Total 568 1,048 / 527 • Current net daily production: 69 Mmcfe/d • Reserve life: 12.6 years • Gross/net acreage (thousands) 379 / 222 • 2008 Capital Program: • 2 to 4 rig program • $57MM total capital • $48MM / 57 drilling projects • $4MM / 30 exploitation projects • $5MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 27 PPT-069-InvstrPresDec_12-02-08 Mid-Continent Low Risk and Potential Upside Mocane-Laverne • Drill 37 wells in 2008 • 234 drilling locations • Increase density drilling • Atoka recompletions • Basal Chester opportunities • Evaluating 3D applicability to detect deeper hydrocarbons • Evaluating horizontal viability Golden Trend • Drill 17 wells in 2008 • 296 drilling locations • 90 square mile 3D seismic for structure evaluation • Evaluating horizontal viability • Downspacing to 40 acres Watonga Chickasha • Blowdown of Norge Marchand Waterflood • Potential downspacing •Workover potential Woodward Lindsay

EXCO Resources, Inc. 28 PPT-069-InvstrPresDec_12-02-08 Permian Basin Division Overview Portfolio Highlights • Producing wells: 287 (gross) / 229 (net) Reserves Locations (Bcfe) Gross / Net PD 89 PUD 55 172 / 164 TP 144 Prob 94 206 / 188 Poss 101 306 / 257 3P 339 684 / 609 Pot 300 700 / 588 Total 639 1,384 / 1,197 • Current net daily production: 31 Mmcfe/d • Reserve life: 12.7 years • Gross/net acreage (thousands): 72 / 50 • 2008 Capital Program: • 3 to 4 rig program • $109MM total capital • $98MM / 137 gross drilling projects • $1MM / 3 gross exploitation projects • $10MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 29 PPT-069-InvstrPresDec_12-02-08 Permian Low-risk and Potential Upside Ackerly • Horizontal well potential Beggs Ranch • Shallow oil prospect • 20,000 net acres • 45 mi2 3D seismic shoot in 2008; evaluating Sugg Ranch • 500+ drilling locations • Drill 130 wells in 2008 • Will have 100+ mi2 3D seismic • Established multi-pay Canyon, Clearkfork and Wolfcamp formations – oil and gas • Added 40,000+ net acres

EXCO Resources, Inc. 30 PPT-069-InvstrPresDec_12-02-08 Rocky Mountains Overview Portfolio highlights • Producing wells: 66 (gross) / 54 (net) Reserves Locations (Bcfe) Gross / Net PD 7 PUD 5 11 / 9 TP 12 Prob 8 12 / 10 Poss 213 127 / 88 3P 233 150 / 107 Pot 1,100 2,000 / 1,940 Total 1,333 2,150 / 2,047 • Current net daily production: 2 Mmcfe/d • Reserve life: 16.4 years • Gross/net acreage (thousands): 150 / 133 • 2008 Capital Program: • 1 to 2 rig program • $15MM total capital • $11MM / 4 gross drilling projects • $0.2MM / 2 gross exploitation projects • $4MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 31 PPT-069-InvstrPresDec_12-02-08 Rocky Mountains Low-risk and Potential Upside Wyoming Leasehold • 133,000 net acres total in Wind River, Powder River and Big Horn Basins • Will drill four wells in 2008 in Wind River and Big Horn Basins • Considering JV opportunities Birdseye Prospect • 7,400 net acre leasehold • Drilled 14,000 ft well; complete well in Q4 • Multiple pays in Ft Union/Lance; 4 Bcfe target • Additional 3,400 net acre farmout • Potential for 160 total drilling locations East Salt Creek Field • Evaluating: • CO2 flood potential • In-fill drilling • Step-out drilling • Reservoir enhancement • By-passed reservoirs Boone Dome Field • Deepen 2 wells in 2008 • Evaluating: • In-fill drilling • Reservoir enhancement • Facilities enhancement • By-passed reservoirs Schuster Flats Prospect • Drill 1-2 natural gas wells in 2008